                                                                   Exhibit 99.1


                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2004-1


Section 7.3 Indenture                Distribution Date:               9/15/2004
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(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                     1,711,500.00
             Class B Note Interest Requirement                       157,500.00
             Class C Note Interest Requirement                       232,875.00
                       Total                                       2,101,875.00

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                          1.35833
             Class B Note Interest Requirement                          1.50000
             Class C Note Interest Requirement                          1.72500

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                       1,260,000,000
             Class B Note Principal Balance                         105,000,000
             Class C Note Principal Balance                         135,000,000

(iv)    Amount on deposit in Owner Trust Spread Account            15,000,000.00

(v)     Required Owner Trust Spread Account Amount                 15,000,000.00



                                             By: _______________________
                                             Name:  Patricia M. Garvey
                                             Title: Vice President